                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549

                                  __________

                              FORM 8-K/A FORM 8-K

                              AMENDMENT NO. 1 TO
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  __________

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 14, 1997
                                                 ---------------

                                TELEGROUP, INC.

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                         COMMISSION FILE NO. 000-29284
                                             ---------

IOWA                                                  42-1344121
----------------------------------------  ---------------------------------
(State of incorporation or organization)  (IRS Employer Identification No.)

2098 NUTMEG AVENUE, FAIRFIELD, IOWA                      52556
----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  (515) 472-5000

The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated October 28, 1997 to read in its entirety as follows:

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                    PRO FORMA CONDENSED FINANCIAL STATEMENTS
                    ----------------------------------------

The following unaudited pro forma consolidated balance sheet and consolidated statement of operations are based on historical results of Telegroup, Inc. and its subsidiaries (the "Company") and PCS Telecom, Inc. ("PCS Telecom") giving effect to the Company's initial public offering ("IPO") and the Company's acquisition of PCS Telecom's common stock (the "PCS Telecom acquisition") accounted for as a purchase in accordance with generally accepted accounting principles. Pro forma adjustments, and the assumptions on which they are based, are described in the accompanying footnotes to the pro forma consolidated financial statements. The accompanying pro forma consolidated balance sheet as of June 30, 1997 contains those pro forma adjustments necessary to reflect the IPO and the PCS Telecom acquisition as if each was consummated on that date.
The accompanying pro forma consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 contain those pro forma adjustments necessary to reflect the IPO and the PCS Telecom acquisition as if each was consummated on January 1, 1996. Because these pro forma financial statements are prepared utilizing certain assumptions, the pro forma consolidated financial statements may not be indicative of actual financial position or results of operations as of the date and for the periods presented, respectively.

                       TELEGROUP, INC. AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                  Telegroup, Inc.             Pro forma adjustments
                                                  and Subsidiaries            giving effect to the IPO                Pro forma
                ASSETS                              (Historical)            Debit                  Credit              for IPO
                                                  ----------------        ----------            ----------           -----------
Current Assets:
   Cash and cash equivalents                             5,769,631        39,785,000 (a)              -               45,554,631
   Accounts receivable and unbilled services,
     less allowance for credit losses                   45,005,876              -                     -               45,005,876
   Income tax recoverable                                  962,793              -                     -                  962,793
   Deferred taxes                                        1,786,038              -                     -                1,786,038
   Prepaid expenses and other assets                     1,297,344              -                     -                1,297,344
   Receivables from shareholders                            44,120              -                     -                   44,120
   Receivables from employees                              124,441              -                     -                  124,441
                                                        ----------        ----------            ----------           -----------
         Total current assets                           54,990,243        39,785,000                  -               94,775,243
                                                        ----------        ----------            ----------           -----------

Net property and equipment                              17,883,071              -                     -               17,883,071
                                                        ----------        ----------            ----------           -----------
Other assets:
   Deferred tax asset                                         -                 -                     -                     -
   Deposits and other assets                             1,352,436              -                     -                1,352,436
   Goodwill                                                967,689              -                     -                  967,689
   Capitalized software, net of amortization             2,022,540              -                     -                2,022,540
   Debt issuance costs, net of amortization              1,333,412              -                     -                1,333,412
                                                        ----------        ----------            ----------           -----------
                                                         5,676,077              -                     -                5,676,077


         Total assets                                   78,549,391        39,785,000                  -              118,334,391
                                                        ==========        ==========            ==========           ===========
           LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                     42,165,647              -                     -               42,165,647
   Accrued expenses                                     10,694,232              -                     -               10,694,232
   Unearned revenue                                        146,593              -                     -                  146,593
   Income taxes payable                                       -                 -                     -                     -
   Customer deposits                                       704,221              -                     -                  704,221
   Current portion of long-term debt                       101,109              -                     -                  101,109
   Current portion of capital lease obligations            127,804              -                     -                  127,804
                                                        ----------        ----------            ----------           -----------
         Total current liabilities                      53,939,606              -                     -               53,939,606
Deferred taxes                                             977,915              -                     -                  977,915
Capital lease obligations                                  233,235              -                     -                  233,235
Long-term debt                                          11,205,356              -                     -               11,205,356
Minority interest                                             -                 -                     -                     -
Shareholders' equity                                    12,193,279              -               39,785,000 (a)        51,978,279

                                                        ----------        ----------            ----------           -----------
         Total liabilities and shareholders' equity     78,549,391              -               39,785,000           118,334,391
                                                        ==========        ==========            ==========           ===========



                                                                           Pro forma adjustments giving
                                                    PCS Telecom, Inc.     effect for PCS Telecom acquisition
                                                     (Historical)            Debit                Credit              Pro forma
                                                    ----------------      ----------            ----------           -----------
Current Assets:
   Cash and cash equivalents                                   9,300            -               1,340,000  (b)        44,223,931
   Accounts receivable and unbilled services,
     less allowance for credit losses                        349,600            -                    -                45,355,476
   Income tax recoverable                                       -               -                    -                   962,793
   Deferred taxes                                               -               -                    -                 1,786,038
   Prepaid expenses and other assets                          29,000            -                    -                 1,326,344
   Receivables from shareholders                                -               -                    -                    44,120
   Receivables from employees                                   -               -                    -                   124,441
                                                           ---------      ----------            ---------            -----------
         Total current assets                                387,900            -               1,340,000             93,823,143
                                                           ---------      ----------            ---------            -----------

Net property and equipment                                   405,600            -                    -                18,288,671
                                                           ---------      ----------            ---------            -----------
Other assets:
   Deferred tax asset                                        185,000            -                    -                   185,000
   Deposits and other assets                                   2,400            -                 750,000  (c)           604,836
   Goodwill                                                     -          2,398,800  (b)            -                 3,366,489
   Capitalized software, net of amortization                    -               -                    -                 2,022,540
   Debt issuance costs, net of amortization                     -               -                    -                 1,333,412
                                                           ---------      ----------            ---------            -----------
                                                             187,400       2,398,800              750,000              7,512,277
                                                           ---------      ----------            ---------            -----------

         Total assets                                        980,900       2,398,800            2,090,000            119,624,091
                                                           =========      ==========            =========            ===========

           LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                          611,800            -                    -                42,777,447
   Accrued expenses                                           34,200            -                    -                10,728,432
   Unearned revenue                                          750,000         750,000  (c)            -                   146,593
   Income taxes payable                                      173,700            -                    -                   173,700
   Customer deposits                                            -               -                    -                   704,221
   Current portion of long-term debt                            -               -                    -                   101,109
   Current portion of capital lease obligations                 -               -                    -                   127,804
                                                           ---------      ----------            ---------            -----------
         Total current liabilities                         1,569,700         750,000                 -                54,759,306
Deferred taxes                                                                  -                    -                   977,915
Capital lease obligations                                       -               -                    -                   233,235
Long-term debt                                                  -               -                    -                11,205,356
Minority interest                                               -               -                    -                      -
Shareholders' equity                                        (588,800)           -               1,058,800  (b)        52,448,279

                                                           ---------      ----------            ---------            -----------
         Total liabilities and shareholders' equity          980,900         750,000            1,058,800            119,624,091
                                                           =========      ==========            =========            ===========

                       TELEGROUP, INC. AND SUBSIDIARIES
                Pro forma Consolidated Statement of Operations
                        Six Months Ended June 30, 1997
                                  (unaudited)


                                                             Telegroup, Inc.          Pro forma adjustments
                                                             and Subsidiaries         giving effect for IPO       Pro forma
                                                               (Historical)            Debit        Credit         for IPO
                                                             ----------------          ------        ------       -----------
Revenues:
   Retail                                                         113,527,560               -             -      113,527,560
   Wholesale                                                       40,629,222               -             -       40,629,222
                                                                  -----------          ------        ------      -----------
        Total revenues                                            154,156,782               -             -      154,156,782
Cost of revenues                                                  112,396,803               -             -      112,396,803
                                                                  -----------          ------        ------      -----------
        Gross profit                                               41,759,979               -             -       41,759,979
                                                                  -----------          ------        ------      -----------
Operating expenses:
   Selling, general and administrative expenses                    40,059,558               -             -       40,059,558
   Depreciation and amortization                                    1,943,540               -             -        1,943,540
   Stock option based compensation                                    171,190               -             -          171,190
                                                                  -----------          ------        ------      -----------
        Total operating expenses                                   42,174,288               -             -       42,174,288
                                                                  -----------          ------        ------      -----------
        Operating income (loss)                                      (414,309)              -             -         (414,309)
                                                                  -----------          ------        ------      -----------
Other income (expense):
   Interest expense                                                (1,489,380)              -             -       (1,489,380)
   Interest income                                                    354,622               -             -          354,622
   Foreign currency transaction loss                                 (456,769)              -             -         (456,769)
   Other                                                               79,672               -             -           79,672
                                                                  -----------          ------        ------      -----------
Earnings (loss) before income taxes                                (1,926,164)              -             -       (1,926,164)
Income tax benefit (expense)                                          638,466               -             -          638,466
                                                                  -----------          ------        ------      -----------
Earnings (loss) before minority interest in share of losses        (1,287,698)              -             -       (1,287,698)
Minority interest in share of losses                                        -               -             -                -
                                                                  -----------          ------        ------      -----------
        Net earnings (loss)                                        (1,287,698)              -             -       (1,287,698)
                                                                  ===========          ======        ======      ===========

Per share amounts (h):
        Earnings (loss) per common equivalent share                    ($0.04)
                                                                  ===========

        Weighted-average common and common
           equivalent shares outstanding                           28,794,825
                                                                  ===========


                                                                                       Pro forma adjustments giving
                                                                PCS Telecom, Inc.   effect for PCS Telecom acquisition
                                                                  (Historical)        Debit          Credit       Pro forma
                                                                  -----------        --------       -------      -----------
Revenues:
   Retail                                                           1,319,000         198,700(d)          -      114,647,860
   Wholesale                                                                -               -             -       40,629,222
                                                                  -----------        --------       -------      -----------
        Total revenues                                              1,319,000         198,700             -      155,277,082
Cost of revenues                                                      681,200               -        95,376(d)   112,982,627
                                                                  -----------        --------       -------      -----------
        Gross profit                                                  637,800         198,700       (95,376)      42,294,455
                                                                  -----------        --------       -------      -----------
Operating expenses:
   Selling, general and administrative expenses                     1,081,800               -             -       41,141,358
   Depreciation and amortization                                       48,800          79,960(e)          -        2,072,300
   Stock option based compensation                                          -               -             -          171,190
                                                                  -----------        --------       -------      -----------
        Total operating expenses                                    1,130,600          79,960             -       43,384,848
                                                                  -----------        --------       -------      -----------
        Operating income (loss)                                      (492,800)        278,660       (95,376)      (1,090,393)
                                                                  -----------        --------       -------      -----------
Other income (expense):
   Interest expense                                                         -               -             -       (1,489,380)
   Interest income                                                          -               -             -          354,622
   Foreign currency transaction loss                                        -               -             -         (456,769)
   Other                                                                    -               -             -           79,672
                                                                  -----------        --------       -------      -----------
Earnings (loss) before income taxes                                  (492,800)        278,660       (95,376)      (2,602,248)
Income tax benefit (expense)                                          145,000               -       153,343(f)       936,809
                                                                  -----------        --------       -------      -----------
Earnings (loss) before minority interest in share of losses          (347,800)        278,660      (248,719)      (1,665,439)
Minority interest in share of losses                                        -               -             -                -
                                                                  -----------        --------       -------      -----------
        Net earnings (loss)                                          (347,800)        278,660      (248,719)      (1,665,439)
                                                                  ===========        ========       =======      ===========

Per share amounts (h):
        Earnings (loss) per common equivalent share                                                                   ($0.05)
                                                                                                                 ===========

        Weighted-average common and common
           equivalent shares outstanding                                                                          33,274,635
                                                                                                                 ===========

                       TELEGROUP, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1996
                                (UNAUDITED)

                                                      Telegroup, Inc.            Pro forma adjusments
                                                     and Subsidiaries            giving effect for IPO              Pro forma
                                                       (Historical)           Debit              Credit              for IPO
                                                     ----------------    ----------------    ----------------    ----------------
  Revenues:
   Retail                                                 179,146,795                   -                   -         179,146,795
   Wholesale                                               34,060,714                   -                   -          34,060,714
                                                     ----------------    ----------------    ----------------    ----------------
      Total revenues                                      213,207,509                   -                   -         213,207,509
  Cost of revenues                                        150,536,859                   -                   -         150,536,859
                                                     ----------------    ----------------    ----------------    ----------------
      Gross profit                                         62,670,650                   -                   -          62,670,650
                                                     ----------------    ----------------    ----------------    ----------------
  Operating expenses:
   Selling, general and administrative expenses            59,651,857                   -                   -          59,651,857
   Depreciation and amortization                            1,881,619                   -                   -           1,881,619
   Stock option based compensation                          1,032,646                   -                   -           1,032,646
                                                     ----------------    ----------------    ----------------    ----------------
      Total operating expenses                             62,566,122                   -                   -          62,566,122
                                                     ----------------    ----------------    ----------------    ----------------
      Operating income (loss)                                 104,528                   -                   -             104,528

                                                     ----------------    ----------------    ----------------    ----------------
  Other income (expense):
   Interest expense                                          (578,500)                  -                   -            (578,500)
   Interest income                                            377,450                   -                   -             377,450
   Foreign currency transaction loss                         (147,752)                  -                   -            (147,752)
   Other                                                      118,504                   -                   -             118,504
                                                     ----------------    ----------------    ----------------    ----------------
  Earnings (loss) before income taxes                        (125,770)                  -                   -            (125,770)

  Income tax benefit (expense)                                  7,448                   -                   -               7,448
                                                     ----------------    ----------------    ----------------    ----------------
  Earnings (loss) before minority interest
   in share of earinings                                     (118,322)                  -                   -            (118,322)

  Minority interest in share of earnings                            -                   -                   -                   -
                                                     ----------------    ----------------    ----------------    ----------------
       Net earnings (loss)                                   (118,322)                 -                    -            (118,322)
                                                     ================    ================    ================    ================
  Per share amounts (h):
       Earnings (loss) per common
        equivalent share                                       ($0.00)
                                                     ================
       Weighted-average common and common
        equivalent shares outstanding                      28,794,825
                                                     ================

                                                                             Pro forma adjustments giving
                                                     PCS Telecom, Inc.    effect for PCS Telecom acquisition
                                                       (Historical)           Debit               Credit             Pro forma
                                                     ----------------    ----------------    ----------------    ----------------
  Revenues:
   Retail                                                   3,642,100             361,322 (d)               -         182,427,573
   Wholesale                                                        -                   -                   -          34,060,714
                                                     ----------------    ----------------    ----------------    ----------------
      Total revenues                                        3,642,100             361,322                   -         216,488,287
  Cost of revenues                                          1,921,900                   -             169,821 (d)     152,288,938
                                                     ----------------    ----------------    ----------------    ----------------
      Gross profit                                          1,720,200             361,322            (169,821)         64,199,349
                                                     ----------------    ----------------    ----------------    ----------------
  Operating expenses:
   Selling, general and administrative expenses             1,382,200                   -                   -          61,034,057
   Depreciation and amortization                               41,500             159,920 (e)               -           2,083,039
   Stock option based compensation                                  -                   -                   -           1,032,646
                                                     ----------------    ----------------    ----------------    ----------------
      Total operating expenses                              1,423,700             159,920                   -          64,149,742
                                                     ----------------    ----------------    ----------------    ----------------
      Operating income (loss)                                 296,500             521,242            (169,821)             46,607
                                                     ----------------    ----------------    ----------------    ----------------
  Other income (expense):
   Interest expense                                                 -                   -                   -            (578,500)
   Interest income                                                  -                   -                   -             377,450
   Foreign currency transaction loss                                -                   -                   -            (147,752)
   Other                                                            -                   -                   -             118,504
                                                     ----------------    ----------------    ----------------    ----------------
  Earnings (loss) before income taxes                         296,500             521,242            (169,821)           (180,691)
  Income tax benefit (expense)                               (132,400)                  -             190,001 (f)          65,049
                                                     ----------------    ----------------    ----------------    ----------------
  Earnings (loss) before minority interest in
   share of earinings                                         164,100             521,242            (359,822)           (115,642)
  Minority interest in share of earnings                            -              65,640 (g)               -             (65,640)
                                                     ----------------    ----------------    ----------------    ----------------
       Net earnings (loss)                                    164,100             586,882            (359,822)           (181,282)
                                                     ================    ================    ================    ================

  Per share amounts (h):
       Earnings (loss) per common equivalent share                                                                         ($0.01)
                                                                                                                 ================
       Weighted-average common and common
        equivalent shares outstanding                                                                                  33,274,635
                                                                                                                 ================



               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

       The unaudited pro forma consolidated balance sheet reflects the historical financial position at June 30, 1997, with pro forma adjustments as if the IPO and the PCS Telecom acquisition had taken place on June 30, 1997. The unaudited pro forma consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 reflect the historical results of operations with pro forma IPO and PCS Telecom acquisition adjustments based on the assumption the IPO and the PCS Telecom acquisition were effective as of January 1, 1996. The following adjustments give pro forma effect to the IPO and the PCS Telecom acquisition (in addition to certain reclassifications to conform presentations):

     (a) Represents net proceeds of $35,600,000 and $4,185,000, received from the IPO and the exercise of the underwriters' overallotment option, respectively.

     (b) The PCS Telecom acquisition will be accounted for as a purchase. The Company gave $1,340,000 in cash and 40,000 shares of common stock in consideration for 60 percent of the common stock of PCS Telecom. The Company believes the fair value of PCS Telecom's assets and liabilities to approximate the historical carrying value.

              Value of shares issued based on market price of $11.75
                each share on August 14, 1997                             $  470,000
              Actual amount paid in cash                                   1,340,000
                                                                          ----------
              Total cost of acquisition                                    1,810,000
              Estimated fair value of assumed
                liabilities                                                1,569,700
              Estimated fair value of assets acquired                       (980,900)
                                                                          ----------

              Excess of cost over estimated fair value                    $2,398,800
                                                                          ==========

              The minority interest deficit has been included in the excess of cost over estimated fair value as provided above.

              Pro forma adjustments to shareholders' equity as a result of the PCS Telecom acquisition:

              Value of shares issued based on
                market price                                               $ 470,000
              Elimination of PCS Telecom
              shareholders' deficit                                          588,800
                                                                          ----------
                                                                          $1,058,800
                                                                          ==========

     (c) The elimination in consolidation of the Company's advance to PCS Telecom for the development of future card platforms.

     (d) The elimination in consolidation of sales of network equipment by PCS Telecom to the Company.

     (e) The amortization of goodwill created from the acquisition of PCS Telecom over the estimated useful life of 15 years.

     (f) The tax effect of the pro forma adjustments using a 36 percent tax rate.

     (g) Represents the 40 percent minority interest in share of earnings from PCS Telecom for the year ended December 31, 1996.

     (h) Earnings (loss) per common and common equivalent share have been computed using the weighted-average number of shares of common stock outstanding during each period as adjusted for the effects of the Securities and Exchange Commission Staff Accounting Bulletin No. 83. Accordingly, options and warrants to purchase common stock granted within one year of the Company's initial public offering, which have exercise prices below the assumed initial public offering price per share, have been included in the calculation of common equivalent shares, using the treasury stock method, as if they were outstanding for all periods presented.


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              TELEGROUP, INC.


Dated: October 29, 1997       By: /s/ John P. Lass
       ----------------           Chief Operating Officer